UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

DATAKEY, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-11447	41-1291472

(Commission File Number)	(IRS Employer Identification No.)

407 West Travelers Trail
Burnsville, Minnesota 55337
(Address of Principal Executive Offices) (Zip Code)

(952) 890-6850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.

     On October 25, 2004, Datakey, Inc. entered into Amendment No. 1 to Secured Loan Agreement dated September 9, 2004 with SafeNet, Inc., a Delaware corporation. Pursuant to the Amendment, SafeNet has agreed to loan an additional $350,000 to Datakey to be used for general corporate purposes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004

DATAKEY, INC.
By /s/ David A. Feste
David A. Feste, Vice President and
Chief Financial Officer